SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 16, 2012
Date of report (Date of earliest event reported)

VRDT CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-52677	45-2405975
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739
(Address of principal executive offices)

(909) 786-1981
(Registrant’s telephone number)

VERDANT AUTOMOTIVE CORPORATION
(Former name)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 16, 2012, at a meeting of the board of directors, the board unanimously appointed the following new officers of Registrant:

Bryon Bliss- Executive Vice President, Secretary and Chief of Staff; and

Larry Pendleton- Chief Information Officer.

Bryon Bliss brings twelve years of extensive business development, customer relationship, business operations and sales management experience to his position as Executive Vice President, Secretary and Chief of Staff of Verdant. During the last five years he has been intimately involved in the electrification of transportation serving as VP, Sales & Marketing for Phoenix Motorcars where he generated $40million in vehicle pre-orders. Mr. Bliss also maintains extensive relationships with noteworthy fleet operators in federal and state governments as well as the private sector. Fluent in Mandarin and intimately familiar with Chinese culture, Mr. Bliss has continuously built strong relationships of trust with many Chinese suppliers.

Larry Pendleton serves as Chief Information Officer of Verdant Automotive Corporation.   Since 2007, he has also served as Vice President of 24Tech Corporation in Rancho Cucamonga, California, responsible for the operations and the IT consulting, services, and support for over 200 clients.  Prior to his work with 24Tech Corporation, from 1999 to 2008, he was President and CEO of InfiniTek Corporation, a Microsoft Gold Certified Partner and a Dynamics Navision ERP reseller. His responsibilities included client consultations, project direction and management, and steering the company from start up to successful enterprise.  Mr. Pendleton has over 30 years of high level project management experience working with a diversity of clients in both the private and public sectors across all industries. As a seasoned executive and IT professional, he is well respected for his expertise in Information Systems Management and knowledge of current and emerging technologies and best practices. Mr. Pendleton earned his Bachelor’s Degree in Computer Science from Brigham Young University.

Further, the board unanimously appointed the following persons to continue as officers of the Registrant in the respective offices:
Daniel Elliott- Chief Executive Officer;
Steve Aust- President;
Dennis Hogan- Chief Financial Officer and Assistant Secretary; and
Dan Malstrom- Chief Marketing Officer.

Additionally, the board decreed that the chairman of the board of directors should also serve as an officer of the Registrant and therefore appointed Graham Norton-Standen as Executive Chairman.

Finally, the board appointed David Edgar to continue as an officer of the Registrant, but changed his title from Chief Operating Officer to Chief Technology Officer.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to a unanimously adopted resolution of the board of directors of Registrant at the January 16, meeting, effective January 19, 2012, Registrant amended its Articles of Incorporation to reflect a name change from “Verdant Automotive Corporation,” to “VRDT Corporation.”  Registrant is currently in the process of finalizing the name change in the marketplace by notifying FINRA and obtaining a new CUSIP number with Standard and Poor’s.  Registrant will supplement this filing with a subsequent 8-K submission once those matters have been completed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2012	VRDT CORPORATION (Registrant)

By: /s/ Daniel J. Elliott
Daniel J. Elliott Chief Executive Officer